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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                 FORM 8-K

                              Current Report

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported) - May 15, 2000


                                  TXU CORP.
                 (formerly known as Texas Utilities Company)

           (Exact name of registrant as specified in its charter)



          TEXAS                        1-12833                  75-2669310
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
   of incorporation)                                     Identification Number)




             Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
            (Address of principal executive offices, including zip code)

       Registrant's telephone number, including Area Code -- (214) 812-4600



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ITEM 5.	OTHER EVENTS.

     In connection with a corporate identity plan adopted in May 1999, Texas Utilities Company (Company) changed its name to TXU Corp., effective as of May 15, 2000. The name change took effect upon the filing of the Articles of Amendment to the Restated Articles of Incorporation of the Company (Amendment) with the Texas Secretary of State. The Amendment was approved by the affirmative vote of a majority of the shareholders of the Company at the annual meeting of shareholders held in Dallas, Texas on May 12, 2000. The ticker symbol for the Company's common stock, Growth PRIDES and Income PRIDES will continue to be "TXU," "TXU PrG" and "TXU PrI," respectively.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) 	Exhibits.

	3  	Articles of Amendment.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           TXU CORP.

                                           By: /s/ Jerry W. Pinkerton
                                              -------------------------------
                                              Name:  Jerry W. Pinkerton
                                              Title: Controller and Principal
                                                     Accounting Officer
Date:	May 16, 2000



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                                   EXHIBIT INDEX


Exhibit                 Description
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   3			Articles of Amendment